                                                                      Exhibit 24

Confirming Statement

This Confirming Statement ("Statement") confirms that the undersigned, John R.
Sylvester, has authorized, directed and designated each of Jennifer Simpson and
Barbra Keck (each a "Designee" and together, the "Designees"), or either of them acting singly, to: (1) prepare, execute and file for and on behalf of the undersigned with the U.S. Securities and Exchange Commission (the "SEC") a
Form ID, including amendments thereto, enabling the undersigned to make electronic filings with the SEC of reports required by Section 16(a) of the
Securities Exchange Act of 1934 and any rule or regulation thereunder; and (2)
prepare, execute and file for and on behalf of the undersigned with the SEC and any stock exchange or similar authority, all Forms 3, 4 and 5, including any amendments thereto, that the undersigned is required to file as an officer and/or director of Delcath Systems, Inc. (the "Company") in accordance with
Section 16(a) of the Securities Exchange Act of 1934 and any rule or regulation thereunder.

The authority of the Designees under this Statement shall continue until the undersigned is no longer required to file Forms 3, 4, and 5 with respect to the undersigned's holdings of and/or transactions in securities of the Company, unless earlier revoked by the undersigned in a signed writing delivered to the
Designees.  The undersigned acknowledges that the Designees are not assuming, nor is the Company assuming, any of the undersigned's responsibilities to comply with Section 16 of the Securities Exchange Act of 1934.  This Statement is not
intended to be a power of attorney as defined in the New York General
Obligations Law, Article 5, Title 15, Section 5-1501, and in the event this
Statement is determined to be a power of attorney under such statute, this
Statement shall not revoke any power of attorney previously executed by the undersigned and shall not be revoked by any subsequent power of attorney unless such subsequent power of attorney expressly provides that it revokes this
Statement by referring to the date and subject hereof.

Date: July 24, 2019

Undersigned's Name:   John R. Sylvester

Undersigned's Signature:  /s/ John R. Sylvester
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